                                                                   Exhibit 10.1

                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

       This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "First
                                                                 -----
Amendment") dated as of October 31, 1996 is made and entered into among BARRETT
---------
RESOURCES CORPORATION, a Delaware corporation ("Borrower"), the Banks (as
                                                --------
hereinafter defined), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB") acting in its capacity as agent for the Banks (in
                      ---
such capacity, the "Agent").
                    -----

       WHEREAS, Borrower, the financial institutions party thereto (the "Banks")
                                                                         -----
and the Agent have heretofore entered into a Revolving Credit Agreement dated as of July 19, 1995 (the "Credit Agreement") providing for, among other things,
                       ----------------
revolving credit loans to be made by the Banks to Borrower in a principal amount not to exceed $200,000,000.00 in the aggregate at any time outstanding on the terms and subject to the conditions therein set forth; and

       WHEREAS, the parties desire to amend the Credit Agreement in certain respects;

       NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the parties hereto agree as follows:

       1.    Modification of Section 1.01. Section 1.01 of the Credit Agreement
             ----------------------------
is hereby amended by changing the definition therein of "Maturity Date" to read in its entirety as set forth below:

             "Maturity Date" shall mean October 31, 2000 or the earlier date of termination in whole of the Commitments or as extended pursuant to the provisions contained in Section 2.24 hereof."
                               ------------

       2.    Representations and Warranties.  Borrower hereby represents and
             ------------------------------
warrants that (a) the Borrower has the corporate power, authority and legal right to execute and deliver this First Amendment and to perform the Credit Agreement as amended through this First Amendment, and has taken all necessary corporate action to authorize the execution and delivery of this First Amendment and the performance of the Credit Agreement as amended through this First Amendment, (b) this First Amendment has been duly executed and delivered on behalf of Borrower, (c) the Credit Agreement as amended through this First Amendment constitutes a valid and legally binding agreement enforceable against Borrower in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law), (d) the representations and warranties contained in Article III of the Credit Agreement as amended through this First Amendment are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date) and (e) no Event of Default (as such term is defined in the Credit Agreement) has occurred and is continuing.

       3.    Effectiveness.  This First Amendment shall become effective on the
             -------------
date when each of the following conditions shall have been fulfilled:

             (a) this First Amendment shall have been duly executed and delivered by Borrower, the Banks and the Agent;

             (b) the Agent shall have received a certificate, in form and substance satisfactory to the Agent and dated as of the date hereof, from the Secretary or Assistant Secretary of Borrower as to (i) the election, incumbency and signatures of the officer(s) of the Borrower executing this First Amendment and (ii) no amendments, modifications, changes or alterations to, or revocation, repeal or supersession of, (x) its Certificate of Incorporation since July 19, 1995, and (y) its Bylaws since July 19,1995; and

             (c) the Agent shall have received a Reaffirmation of Guaranty duly signed and delivered by each Subsidiary Guarantor, substantially in the form attached hereto as Exhibit A.

             (d) the Borrower shall have executed and delivered, or caused to be executed and delivered, such other documents and instruments and taken such other actions as the Bank may reasonably request in connection with this First Amendment or the matters referred to herein.

       4.    Ratification.  Except as amended and modified through this First
             ------------
Amendment, the Credit Agreement shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read, taken and construed as one and the same instrument.

       5.    Counterparts.  This First Amendment may be signed in any number of
             ------------
counterparts, and by different parties on separate counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

       6.    Certain Defined Terms.  Capitalized terms used herein without
             ---------------------
definition shall have the meaning assigned to them in the Credit Agreement. The term "Credit Agreement" as defined and used in the other Loan Documents or any other instrument, document or writing furnished to the Bank by Borrower in connection with the Credit Agreement shall mean the Credit Agreement as amended through this First Amendment.

       7.    GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND
             -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA TO THE EXTENT APPLICABLE.

       8.    FINAL AGREEMENT.    THE CREDIT AGREEMENT AS AMENDED THROUGH THIS
             ---------------
FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

       IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and delivered as of the date first above written.


                                    BORROWER

                                    BARRETT RESOURCES CORPORATION

                                    By: /s/ Robert W. Howard
                                        -----------------------------------
                                    Name: Robert W. Howard
                                    Title: Senior Vice President-Finance &
                                           Treasurer

                                    AGENT

                                    TEXAS COMMERCE BANK
                                     NATIONAL ASSOCIATION,
                                    In its capacity as Agent for the Banks

                                    By: /s/ Lori H. Vetters
                                        -----------------------------------
                                    Name: Lori H. Vetters
                                    Title: Vice President


                                    BANKS

                                    TEXAS COMMERCE BANK
                                     NATIONAL ASSOCIATION

                                    By: /s/ Lori H. Vetters
                                        -----------------------------------
                                    Name: Lori H. Vetters
                                    Title: Vice President


                                    NATIONSBANK OF TEXAS, N.A.

                                    By: /s/ David C. Rubenking
                                        -----------------------------------
                                    Name: David C. Rubenking
                                    Title: Senior Vice President


                                    BANK OF MONTREAL, HOUSTON AGENCY

                                    By: /s/ Michael P. Stuckey
                                        -----------------------------------
                                    Name: Michael P. Stuckey
                                    Title: Managing Director, U.S. Corporate
                                           Banking

                                    THE FIRST NATIONAL BANK OF BOSTON

                                    By: /s/ H. Louis Bailey
                                        -------------------
                                    Name: H. Louis Bailey
                                    Title: Managing Director


                                    COLORADO NATIONAL BANK

                                    By: /s/ Charles S. Searle
                                        ---------------------
                                    Name: Charles S. Searle
                                    Title: Senior Vice President


                                    THE FIRST NATIONAL BANK OF CHICAGO

                                    (successor-in-interest to NBD Bank)

                                    By: /s/ William V. Clifford
                                        -----------------------
                                    Name: William V. Clifford
                                    Title: Vice President